Ivy Funds Variable Insurance Portfolios

Supplement dated May 29, 2014 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2014

and as supplemented May 15, 2014

The following replaces the second and third paragraphs under the “The Management of the Portfolios — Portfolio Management” section:

WRIMCO has received “manager of managers” exemptive relief from the SEC (the “Order”) that permits WRIMCO, subject to the approval of the Trust’s Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, WRIMCO or any subadviser) to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for a Portfolio without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by a Portfolio). Prior to relying on the Order, a Portfolio must receive approval of its shareholders. The Order permits the Portfolios to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, WRIMCO has the ultimate responsibility (subject to oversight by the Trust’s Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and WRIMCO may, at times, recommend to the Board that a Portfolio change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. Each Portfolio will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Portfolio.

Currently, only shareholders of the Managed Volatility Portfolios have approved the use of the Order. Accordingly, only the Managed Volatility Portfolios may rely on the Order. If shareholders of other Portfolios approve the use of the Order in the future, then those Portfolios also may rely on the Order.

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